THIRD AMENDMENT TO
                                CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT ("Third Amendment") dated as of June 30, 1997 by and among EASY GARDENER ACQUISITION CORP., a Delaware corporation, (the "Borrower") U.S. HOME & GARDEN INC., a Delaware corporation, ("Guarantor"), THE PROVIDENT BANK, an Ohio banking corporation ("Agent") and LASALLE NATIONAL BANK, ANTARES LEVERAGED CAPITAL CORP. and THE PROVIDENT BANK ("Lenders").

                              PRELIMINARY STATEMENT

     WHEREAS, Borrower, Agent and Lenders have entered into a Credit Agreement dated as of August 9, 1996, as amended by a First Amendment to Credit Agreement dated as of April 3, 1997, and by a Second Amendment dated as of May 9, 1997 (the "Credit Agreement"); and

     WHEREAS, Borrower has requested Agent and Lenders to amend the restriction on lmitations on making loans and advances to officers and employees of Borrower; and

     WHEREAS, Borrower, Agent and Lenders now wish to amend the Credit Agreement in accordance with the terms and provisions hereof;

     NOW, THEREFORE, the parties hereto agree to supplement and amend the Credit Agreement upon such terms and conditions as follows:

     1. Capitalized Terms. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless the context hereof requires otherwise. Any definitions as capitalized terms set forth herein shall be deemed incorporated into the Credit Agreement as amended by this Third Amendment.

     2. Loans to Employees. Section 6.16(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(a) extensions of trade credit, accounts receivable and loans and advances extended to employees, consultants and subcontractors in the ordinary course of business, provided that in the case of employees, such amounts in the case of Borrower shall not exceed $150,000 in the aggregate at any time outstanding, except as set forth on Schedule 6.16(a) , and such amounts in the case of Guarantor shall not exceed $850,000 in the aggregate at any time outstanding;"

     3. Waiver Regarding Loans to Employees. The Lenders hereby waive the application of Sections 6.2(a)(i) and 6.16(a) of the Credit Agreement as it relates to the period prior to the date of this Third Amendment insofar as they relate to restrictions on loans and advances to


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employees  and  officers.  This waiver  applies only to Sections  6.2(a)(i)  and
6.16(a) of the Credit Agreement to the extent referenced herein and does not otherwise modify or waive any other covenant or agreement contained in the Credit Agreement.

     4. Reaffirmation of Covenants, Warranties and Representations. Borrower hereby agrees and covenants that all representations and warranties in the Credit Agreement, including without limitation all of those warranties and representations set forth in Article 4 are true and accurate as of the date hereof. Borrower further reaffirms all covenants in the Credit Agreement, and reaffirm each of the affirmative covenants set forth in Article 5 and negative covenants set forth in Article 6 thereof, as if fully set forth herein, except to the extent modified by this Third Amendment.

     5. Conditions Precedent to Closing of Third Amendment. On or prior to the closing of the Third Amendment (hereinafter the "Third Amendment Closing Date"), each of the following conditions precedent shall have been satisfied:

          (a) Documents. Each of the documents to be executed and delivered at the Third Amendment Closing and all other certificates, documents and instruments to be executed in connection herewith shall have been duly and properly authorized, executed and delivered by Borrower and shall be in full force and effect on and as of the Third Amendment Closing Date.

          (b) Legality of Transactions. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful (i) for Agent and each Lender to perform any of its agreements or obligations under any of the Loan Documents, or (ii) for Borrower to perform any of its agreements or obligations under any of the Loan Documents.

          (c) Changes; None Adverse. Since the date of the most recent balance sheets of Borrower delivered to Provident, no changes shall have occurred in the assets, liabilities, financial condition, business, operations or prospects of Borrower which, individually or in the aggregate, are material to Borrower, and Provident shall have completed such review of the status of all current and pending legal issues as Agent shall deem necessary or appropriate.

     6. Miscellaneous. (a) Borrower shall reimburse Agent for all fees and disbursements of legal counsel to Agent which shall have been incurred by Agent in connection with the preparation, negotiation, review, execution and delivery of this Third Amendment and the handling of any other matters incidental hereto.

     (b) All of the terms, conditions and provisions of the Agreement not herein modified shall remain in full force and effect. In the event a term, condition or provision of the


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Agreement conflicts with a term, condition or provision of this Third Amendment, the latter shall govern.

     (c) This Third Amendment shall be governed by and shall be construed and interpreted in accordance with the laws of the State of Ohio.

     (d) This Third Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

     (e) This Third Amendment may be executed in several counterparts, each of which shall constitute an original, but all which together shall constitute one and the same agreement.


      [Remainder of page intentionally left blank. Signature page follows.]


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     IN  WITNESS  WHEREOF,  this  Third  Amendment  has been duly  executed  and delivered by or on behalf of each of the parties as of the day and in the year first above written.

SIGNED IN THE PRESENCE OF:                   EASY GARDENER ACQUISITION CORP.,
                                             Borrower



/s/ Kathleen Brown                           By:    /s/ Richard J. Raleigh
-------------------------                           --------------------------
/s/ Bien Fernandez                           Name:      Richard J. Raleigh
-------------------------                    Title:     Secretary & VP


                                             U.S. HOME & GARDEN INC., Guarantor




/s/ Kathleen Brown                           By:    /s/ Richard J. Raleigh
-------------------------                           --------------------------
/s/ Bien Fernandez                           Name:      Richard J. Raleigh
-------------------------                    Title:     COO



                                             THE PROVIDENT BANK, Agent



/s/ Lisa A. Becker                           By:    /s/ Nick Jevic
-------------------------                           --------------------------
/s/ Shila B. Zeuni                           Name:      Nick Jevic
-------------------------                    Title:     VP



                                             THE PROVIDENT BANK, Lender



/s/ Lisa A. Becker                           By:    /s/ Nick Jevic
-------------------------                           --------------------------
/s/ Shila B. Zeuni                           Name:      Nick Jevic
-------------------------                    Title:     VP


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                                             LASALLE NATIONAL BANK, Lender



/s/                                          By:    /s/ Jennifer Bailey
-------------------------                           --------------------------
/s/  Rosemary Rodriquez                      Name:      Jennifer Bailey
-------------------------                    Title:     Assistant Vice President



                                             ANTARES LEVERAGED CAPITAL
                                             CORP., Lender



                                             By:     /s/ Eric P. Hansen
-------------------------                           --------------------------
/s/ Stephanie [Neal]                         Name:       Eric P. Hansen
-------------------------                    Title:      Director